UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): April 18, 2018

Rite Aid Corporation

(Exact name of registrant as specified in its charter)

Delaware	1-5742	23-1614034
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

30 Hunter Lane, Camp Hill, Pennsylvania 17011

(Address of principal executive offices, including zip code)

(717) 761-2633

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure.

As previously disclosed, on February 18, 2018, Rite Aid Corporation (“Rite Aid”) entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Albertsons Companies, Inc., a Delaware corporation (“Albertsons”), Ranch Acquisition II LLC, a Delaware limited liability company and a wholly-owned direct subsidiary of Albertsons (“Merger Sub II”), and Ranch Acquisition Corp., a Delaware corporation and a wholly-owned direct subsidiary of Merger Sub II (“Merger Sub”). Pursuant to the terms and subject to the conditions set forth in the Merger Agreement, (i) Merger Sub will merge with and into Rite Aid (the “Merger”), with Rite Aid surviving the Merger as a wholly-owned direct subsidiary of Merger Sub II (the “Surviving Corporation”), and (ii) immediately following the Merger, the Surviving Corporation will merge with and into Merger Sub II (the “Subsequent Merger”), with Merger Sub II surviving the Subsequent Merger as a wholly-owned direct subsidiary of Albertsons. Consummation of the Merger remains subject to various closing conditions, including but not limited to the approval of the Merger Agreement by holders of a majority of the outstanding shares of Rite Aid stock entitled to vote on the Merger.

In connection with Albertsons’ efforts to obtain debt financing to fund a portion of the amount necessary to complete the Merger and pay related fees in connection with the Merger and related transactions, Rite Aid and Albertsons are presenting to prospective lenders certain information regarding the combined company. Rite Aid is furnishing this Current Report on Form 8-K to disclose certain information relating to Rite Aid that is being presented to prospective lenders.

The table below contains a reconciliation of Adjusted EBITDA to net income for the periods presented above.

					Consolidated
	Thirteen weeks ended	Thirteen weeks ended	Thirteen weeks ended	Thirteen weeks ended	Fifty-two weeks ended
	May 30, 2015	August 29, 2015	November 28, 2015	February 27, 2016	February 27, 2016

Net income	$8,035	$840	$35,137	$58,076	$102,088
Adjustments:
Interest expense	57,765	49,555	41,014	37,798	186,132
Income tax expense	5,241	900	28,499	14,872	49,512
Depreciation and amortization	73,689	91,501	98,488	97,456	361,134
LIFO charge (credit)	3,637	3,636	3,634	(3,015)	7,892
Lease termination and impairment charges	5,019	9,637	6,951	18,870	40,477
Loss on Debt Modification	-	33,205	-	-	33,205
Walgreens Boots Alliance merger termination fee	-	-	-	-	-
Gain on stores sold to Walgreens Boots Alliance	-	-	-	-	-
Other
Nonrecurring Acquisition	2,084	10,381	10,077	5,686	28,228
Dead Deal Expense	1,069	144	174	429	1,816
(Gain) loss on FA	(258)	(694)	2,128	(1,782)	(606)
Liquidation Charges	434	664	617	270	1,985
Non-Cash Stock and Other	7,370	8,831	10,328	11,419	37,948
Non-Recurring Severance	-	-	-	-	-
Wellness Deferral	7,901	(2,062)	(9,701)	3,318	(544)
Adjusted EBITDA - continuing operations	$171,986	$206,538	$227,346	$243,397	$849,267

Adjustment to reflect full TSA fees	24,000	24,000	24,000	24,000	96,000

Pro-forma Adjusted EBITDA	$195,986	$230,538	$251,346	$267,397	$945,267

					Consolidated
	Thirteen weeks ended	Thirteen weeks ended	Thirteen weeks ended	Fourteen weeks ended	Fifty-three weeks ended
	May 28, 2016	August 27, 2016	November 26, 2016	March 4, 2017	March 4, 2017

Reconciliation of net (loss) income to adjusted EBITDA:
Net (loss) income	$(512)	$6,036	$23,610	$(25,054)	$4,080
Adjustments:
Interest expense	46,668	49,703	50,303	53,391	200,065
Income tax (benefit) expense	(3,021)	3,879	(4,682)	48,262	44,438
Depreciation and amortization	100,281	102,225	101,953	102,906	407,366
LIFO charge (credit)	8,468	8,426	8,373	(28,987)	(3,721)
Lease termination and impairment charges	5,778	7,226	7,199	25,575	45,778
Loss on Debt Modification	-	-	-	-	-
Walgreens Boots Alliance merger termination fee	-	-	-	-	-
Gain on stores sold to Walgreens Boots Alliance	-	-	-	-	-
Other
Nonrecurring Acquisition	2,756	1,402	1,964	7,944	14,066
Dead Deal Expense	446	816	164	462	1,888
(Gain) loss on FA	397	(560)	(225)	(6,261)	(6,649)
Liquidation Charges	542	2,771	1,533	1,079	5,925
Non-Cash Stock and Other	11,144	12,552	13,070	(13,284)	23,482
Non-Recurring Severance	4,485	1,772	2,047	2,866	11,170
Wellness Deferral	8,059	(592)	(13,976)	(1,328)	(7,837)
Adjusted EBITDA - continuing operations	$185,491	$195,656	$191,333	$167,571	$740,051

Adjustment to reflect full TSA fees	24,000	24,000	24,000	24,000	96,000
Adjustment for 53rd week				(10,800)	(10,800)

Pro-forma Adjusted EBITDA	$209,491	$219,656	$215,333	$180,771	$825,251

					Consolidated
	Thirteen weeks ended	Thirteen weeks ended	Thirteen weeks ended	Thirteen weeks ended	Fifty-two weeks ended
	June 3, 2017	September 2, 2017	December 2, 2017	March 3, 2018	March 3, 2018

Reconciliation of net (loss) income to adjusted EBITDA:
Net (loss) income	$(36,037)	$188,360	$(18,182)	$(483,673)	$(349,532)
Adjustments:
Interest expense	51,000	50,857	50,308	50,603	202,768
Income tax (benefit) expense	(12,121)	117,450	(16,061)	216,719	305,987
Depreciation and amortization	101,029	95,655	95,764	93,609	386,057
LIFO charge (credit)	10,173	3,436	6,784	(49,220)	(28,827)
Lease termination and impairment charges	4,038	3,113	3,939	47,675	58,765
Goodwill impairment	-	-	-	261,727	261,727
Loss on Debt Modification	-	-	-	-	-
Walgreens Boots Alliance merger termination fee	-	(325,000)	-	-	(325,000)
Gain on stores sold to Walgreens Boots Alliance	-	-	-	-	-
Other
Nonrecurring Acquisition	1,217	582	(5,022)	4,743	1,520
Dead Deal Expense	388	116	1,055	1,786	3,345
(Gain) loss on FA	(5,877)	(14,951)	205	(5,249)	(25,872)
Liquidation Charges	2,418	1,348	2,055	1,765	7,586
Non-Cash Stock and Other	9,038	6,324	7,187	3,244	25,793
Non-Recurring Severance	784	9,612	14,030	11,111	35,537
Wellness Deferral	9,914	375	(12,813)	2,564	40
Adjusted EBITDA - continuing operations	$135,964	$137,277	$129,249	$157,404	$559,894

Adjustment to reflect full TSA fees	24,000	24,000	23,800	15,800	$87,600

Pro-forma Adjusted EBITDA	$159,964	$161,277	$153,049	$173,204	$647,494

Rite Aid believes Adjusted EBITDA serves as an appropriate measure in evaluating the performance of its business and helps its analysts and investors to evaluate ongoing results of operations, when considered alongside other GAAP measures, such as net income, operating income and gross profit. Rite Aid defines Adjusted EBITDA as net income (loss) excluding the impact of income taxes, interest expense, depreciation and amortization, LIFO adjustments, charges or credits for facility closing and impairment, inventory write-downs related to store closings, debt retirements, the previously received Walgreens Boots Alliance, Inc. (“WBA”) merger termination fee, and other items (including stock-based compensation expense, merger and acquisition-related costs, severance and costs related to distribution center closures, gain or loss on sale of assets and revenue deferrals related to Rite Aid’s customer loyalty program). Rite Aid references this non-GAAP financial measure frequently in its decision-making because it provides supplemental information that facilitates internal comparisons to historical periods and external comparisons to competitors. In addition, incentive compensation is based in part on Adjusted EBITDA and Rite Aid bases certain of its forward-looking estimates and budgets on Adjusted EBITDA.

Rite Aid defines Pro Forma Adjusted EBITDA as Adjusted EBITDA plus the fees that would have been earned under the Transition Services Agreement (the “TSA”) with WBA for the relevant period, and in order to improve comparability, Pro Forma Adjusted EBITDA further adjusts results so that periods contain the same number of weeks.

Adjusted EBITDA and Pro Forma Adjusted EBITDA should not be considered in isolation from, and are not intended to represent alternative measures of, operating results or of cash flows from operating activities, as determined in accordance with GAAP. Rite Aid’s definitions of Adjusted EBITDA and Pro Forma Adjusted EBITDA may not be comparable to similarly titled measurements reported by other companies or similar terms in Rite Aid’s debt facilities.

The information being furnished pursuant to this “Item 7.01 Regulation FD Disclosure” shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or the Exchange Act, or otherwise subject to the liabilities of that section and shall not be deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Securities Act, or the Exchange Act regardless of any general incorporation language in such filing.

Important Notice Regarding Forward-Looking Statements

This communication contains certain “forward-looking statements” within the meaning of the Securities Act of 1933 and the Securities Exchange Act of 1934, both as amended by the Private Securities Litigation Reform Act of 1995. Statements that are not historical facts, including statements about the pending merger between Rite Aid and Albertsons and the transactions contemplated thereby, and the parties perspectives and expectations, are forward looking statements. Such statements include, but are not limited to, statements regarding the benefits of the proposed merger, anticipated future financial and operating performance and results, including estimates for growth, and the expected timing of the transactions contemplated by the merger agreement. The words “expect,” “believe,” “estimate,” “intend,” “plan” and similar expressions indicate forward-looking statements. These forward-looking statements are not guarantees of future performance and are subject to various risks and uncertainties, assumptions (including assumptions about general economic, market, industry and operational factors), known or unknown, which could cause the actual results to vary materially from those indicated or anticipated. Such risks and uncertainties include, but are not limited to, risks related to the expected timing and likelihood of completion of the pending merger, including the risk that the transaction may not close due to one or more closing conditions to the transaction not being satisfied or waived, such as regulatory approvals not being obtained, on a timely basis or otherwise, or that a governmental entity prohibited, delayed or refused to grant approval for the consummation of the transaction or required certain conditions, limitations or restrictions in connection with such approvals, or that the required approval of the merger agreement by the stockholders of Rite Aid was not obtained; risks related to the ability of Albertsons and Rite Aid to successfully integrate the businesses; the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement (including circumstances requiring Rite Aid to pay Albertsons a termination fee pursuant to the merger agreement); the risk that there may be a material adverse change of Rite Aid or Albertsons; risks related to disruption of management time from ongoing business operations due to the proposed transaction; the risk that any announcements relating to the proposed transaction could have adverse effects on the market price of Rite Aid’s common stock, and the risk that the proposed transaction and its announcement could have an adverse effect on the ability of Rite Aid to retain customers and retain and hire key personnel and maintain relationships with their suppliers and customers and on their operating results and businesses generally; risks related to successfully integrating the businesses of the companies, which may result in the combined company not operating as effectively and efficiently as expected; the risk that the combined company may be unable to achieve cost-cutting synergies or it may take longer than expected to achieve those synergies; and risks associated with the financing of the proposed transaction. A further list and description of risks and uncertainties can be found in Rite Aid’s Annual Report on Form 10-K for the fiscal year ended March 4, 2017 filed with the Securities and Exchange Commission (“SEC”) and in the registration statement on Form S-4, as it may be amended, that was filed with the SEC by Albertsons on April 6, 2018 in connection with the proposed merger, and other documents that the parties may file or furnish with the SEC, which you are encouraged to read. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those indicated or anticipated by such forward-looking statements. Accordingly, you are cautioned not to place undue reliance on these forward-looking statements. Forward-looking statements relate only to the date they were made, and Rite Aid undertakes no obligation to update forward-looking statements to reflect events or circumstances after the date they were made except as required by law or applicable regulation. All information regarding Rite Aid assumes completion of Rite Aid’s previously announced transaction with Walgreens Boots Alliance, Inc. There can be no assurance that the consummation of such transaction will be completed on a timely basis, if at all. For further information on such transaction, see Rite Aid’s Form 8-K filed with the SEC on March 5, 2018.

Additional Information and Where to Find It

In connection with the proposed merger involving Rite Aid and Albertsons, Rite Aid and Albertsons have prepared and Albertsons has filed with the SEC on April 6, 2018 a registration statement on Form S-4 that includes a proxy statement of Rite Aid that also constitutes a prospectus of Albertsons. The registration statement is not yet final and will be amended. Rite Aid will mail the proxy statement/prospectus and a proxy card to each stockholder entitled to vote at the special meeting relating to the proposed merger. Rite Aid and Albertsons also plan to file other relevant documents with the SEC regarding the proposed merger. INVESTORS ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT/PROSPECTUS WHEN IT BECOMES AVAILABLE, AS WELL AS OTHER DOCUMENTS FILED WITH THE SEC, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. RITE AID’S EXISTING PUBLIC FILINGS WITH THE SEC SHOULD ALSO BE READ, INCLUDING THE RISK FACTORS CONTAINED THEREIN.

Investors and security holders may obtain copies of the Form S-4, including the proxy statement/prospectus, as well as other filings containing information about Rite Aid, free of charge, from the SEC’s Web site (www.sec.gov). Investors and security holders may also obtain Rite Aid’s SEC filings in connection with the transaction, free of charge, from Rite Aid’s Web site (www.RiteAid.com) under the link “Investor Relations” and then under the tab “SEC Filings,” or by directing a request to Rite Aid, Byron Purcell, Attention: Senior Director, Treasury Services & Investor Relations. Copies of documents filed with the SEC by Albertsons will be made available, free of charge, on Albertsons’ website at www.albertsonscompanies.com.

Participants in Solicitation

Rite Aid, Albertsons and their respective directors, executive officers and employees and other persons may be deemed to be participants in the solicitation of proxies from the holders of Rite Aid common stock in respect of the proposed transaction. Information regarding Rite Aid’s directors and executive officers is available in its definitive proxy statement for Rite Aid’s 2017 annual meeting of stockholders filed with the SEC on June 7, 2017, as modified or supplemented by any Form 3 or Form 4 filed with the SEC since the date of such definitive proxy statement. Information about the directors and executive officers of Albertsons is set forth in the registration statement on Form S-4, including the proxy statement/prospectus, as it may be amended, that has been filed with the SEC on April 6, 2018. Other information regarding the interests of the participants in the proxy solicitation will be included in the proxy statement/prospectus when it becomes available. These documents can be obtained free of charge from the sources indicated above.

Non-Solicitation

This communication shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RITE AID CORPORATION

Dated: April 18, 2018	By:	/s/ James J. Comitale
		Name:	James J. Comitale
		Title:	Senior Vice President, General Counsel